Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, James J. McEntee, III, Chief Financial Officer of FinTech Acquisition Corp. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that:

1.	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 11, 2016
	By:	/s/ James J. McEntee, III
James J. McEntee, III
Chief Financial Officer and Chief Operating Officer
(Principal Financial and Accounting Officer)